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                                                                    EXHIBIT 99.0





                                  1010 COMMONS

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1997





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                          Independent Auditors' Report



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of 1010 Commons for the year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of 1010 Commons for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
January 21, 1998 (except for Note 3, as to which the date is March 3, 1998)



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                                  1010 COMMONS
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1997


REVENUES
         Net rental revenues                                     $   1,115,528
         Other revenues                                                  3,647
                                                                 -------------

                  Total revenues                                     1,119,175

DIRECT OPERATING EXPENSES
         Utilities                                                     325,547
         Property taxes                                                288,585
         Repairs and maintenance                                       271,087
         Ground rent                                                   249,447
         Salaries and benefits                                         153,939
         Insurance                                                     137,081
                                                                 -------------

                  Total direct operating expenses                    1,425,686
                                                                 -------------

DIRECT OPERATING EXPENSES IN EXCESS OF REVENUES                  $    (306,511)
                                                                 =============






         The accompanying notes are an integral part of this statement.

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                                  1010 COMMONS
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997


NOTE 1:           ORGANIZATION AND BASIS OF PRESENTATION

                  1010 Commons is a 505,531 square foot office building located in New Orleans, Louisiana. During 1997, the property was owned by BHNO Partners Limited.

                  The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:           ACCOUNTING ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:           SUBSEQUENT EVENT

                  The property was sold to Continental Mortgage and Equity Trust, a California business trust, on March 3, 1998.




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